Exhibit 32.2

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Chris D. North, Chief Financial Officer of Hydril Company, a Delaware corporation (the “Company”), hereby certify, to my knowledge, that:

(1) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:November 4 , 2004	/s/ Chris D. North
Chris D. North
Chief Financial Officer